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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                          THE SECURITIES ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 8, 1998



                          NEUROMEDICAL SYSTEMS, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    Delaware                    0-26984                     13-3526980
(State or other          (Commission File No.)          (I.R.S. Employer
 jurisdiction                                          Identification No.)
of incorporation)


          10 Mountain View Road
               Suite C-100
          Upper Saddle River, NJ                          07458-1933
    (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (201) 934-0660
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ITEM 5.
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PRINCIPAL EXECUTIVE OFFICE ADDRESS AND TELEPHONE NUMBER CHANGES

        Effective September 8, 1998, the principal executive offices of Neuromedical System, Inc. (the "Company") will be located at 10 Mountain View Road, Suite C-100, Upper Saddle River, NJ 07458-1933. Also effective September 8, 1998, the Company's new principal telephone number will be (201) 934-0660 and the new principal fax number will be (201) 760-2096.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized in Upper Saddle River, New Jersey on this 8th day of September, 1998.


                            NEUROMEDICAL SYSTEMS, INC.



                            By:     /s/ Mark L. Smith
                                    --------------------------------
                                    Mark L. Smith
                                    Vice President, Finance and
                                    Administration and Chief Financial Officer